UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2011
FIRST NIAGARA FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23975	42-1556195

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

726 Exchange Street, Suite 618, Buffalo, NY	14210

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (716) 819-5500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a)	At our Annual Meeting of Stockholders on April 26, 2011 (“Annual Meeting”), the stockholders approved the amendment of the Restated Certificate of Incorporation to provide for the phased-in declassification of the Board of Directors and the elimination of Article EIGHTH (and corresponding changes) which was the “fair price” provision applicable to certain business combinations with interested stockholders. A Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on April 26, 2011, a copy of which is filed as Exhibit 3.1 hereto.
Item 5.07 Submission of Matters to a Vote of Security Holders.
At our Annual Meeting of Stockholders, the nominees for directors of the Company proposed were elected. On other business conducted at the Annual Meeting, stockholders approved amendments of our Certificate of Incorporation to implement the phased in declassifying of our Board of Directors and to eliminate the “Fair price” provision. Stockholders also voted in favor of an advisory non-binding proposal to approve our executive compensation programs and policies and for an annual say on pay vote. Lastly, they ratified the appointment of KPMG LLP as Independent Registered Public Accounting Firm for the year ending December 31, 2011. Stockholders cast votes as follows:

	Number of Votes
Matter Considered	For	Withheld
Election of Directors:

Thomas E. Baker	157,929,902	2,029,234
G. Thomas Bowers	157,850,078	2,109,058
William H. (Tony) Jones	149,869,632	10,089,504
Peter B. Robinson	157,938,291	2,020,845

				Broker
Matter Considered	For	Against	Abstain	non-votes
Amendment of our Certificate of Incorporation to implement the phased in declassifying of our Board of Directors	182,994,720	2,401,112	679,425	19,027

				Broker
	For	Against	Abstain	non-votes
Amendment to our Certificate of Incorporation to eliminate the “Fair price” provision	179,086,404	6,012,314	976,534	19,033

				Broker
	For	Against	Abstain	non-votes
Advisory non-binding vote to approve our executive compensation programs and policies	154,296,172	4,873,602	789,354	26,135,156

					Broker
	One year	Two years	Three years	Abstain	non-votes
Advisory non-binding vote on the frequency of future votes on executive compensation	90,267,624	1,771,430	66,388,913	1,485,743	26,186,174

				Broker
	For	Against	Abstain	non-votes
Ratification of KPMG LLP as Independent Registered Public Accounting Firm for the year ending December 31, 2011	183,374,769	2,134,761	565,732	19,022

Item 9.01 Financial Statements and Exhibits
(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

3.1	Restated Certificate of Incorporation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST NIAGARA FINANCIAL GROUP, INC.

DATE: April 27, 2011	By:	/s/ Gregory W. Norwood Gregory W. Norwood
Chief Financial Officer
(Duly authorized representative)